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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 20, 2001

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                          RANKIN AUTOMOTIVE GROUP, INC.
             (Exact name of registrant as specified in its charter)

                LOUISIANA                                0-28812                            72-0838383
       (State or other jurisdiction                 (Commission File                     (I.R.S. Employer
    of incorporation or organization)                    Number)                       Identification No.)

               3100 PAWNEE
              HOUSTON, TEXAS
 (Address of principal executive offices)                                                     77054
                                                                                            (Zip code)


       Registrant's telephone number, including area code: (713) 440-4600






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Item 3.  Bankruptcy or Receivership

         On April 20, 2001, the registrant issued a press release entitled "US Parts Announces Reorganization Efforts Through Chapter 11," pertaining to an announcement that the registrant had filed a voluntary petition for relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Texas, Houston Division (Case No. 01-34354-H4-11). Pursuant to the U.S. Bankruptcy Code, the registrant retains control of its assets and is authorized to operate its business as a debtor-in-possession while being subject to the Bankruptcy Court.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 99.1, which exhibit is incorporated hereby by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits.

               99.1   Press release dated April 20, 2001

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RANKIN AUTOMOTIVE GROUP, INC.


                                     By:   /s/ Steven A. Saterbak
                                           -------------------------------------
                                           Name:  Steven A. Saterbak
                                           Title:  Vice President - Finance

Dated:  May 3, 2001




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                                  EXHIBIT INDEX


Exhibit No.                  Description
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   99.1           Press release dated April 20, 2001




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